TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Prospectus and Summary Prospectus

* * *

Transamerica JPMorgan International Moderate Growth VP

Effective immediately, the second paragraph of the “Principal Investment Strategies” section of the Prospectus and Summary Prospectus for Transamerica JPMorgan International Moderate Growth VP, and the second paragraph of the “More on Each Portfolio’s Strategies and Investments – Transamerica JPMorgan International Moderate Growth VP” section of the Prospectus, are replaced to read as follows:

The portfolio expects to allocate its investments in underlying portfolios with the goal of achieving exposure targets over time of approximately 70% of its net assets in equity securities and approximately 30% of its net assets in fixed income securities, with approximately 10% of its net assets in equity and fixed income securities of issuers in emerging markets. The actual percentage allocations at any time may vary. The portfolio will generally have exposure to issuers located in at least three different countries outside the U.S. The sub-adviser may increase its international developed markets equity exposure to approximately 90% of the portfolio’s net assets or decrease its international developed markets equity exposure to approximately 30% of net assets, and may increase fixed income exposure to approximately 70% of net assets or may decrease fixed income exposure to approximately 10% of net assets, subject to the portfolio’s multi-factor risk management framework. The risk management framework incorporates quantitative models and signals. Under this framework, the portfolio’s maximum equity exposure may be limited in response to individual asset class momentum signals and a portfolio level volatility signal. Notwithstanding the portfolio’s equity target and any maximum equity exposure limit imposed under the risk management framework, the sub-adviser may elect to allocate fewer assets to equities and more assets to fixed income when it believes it is advisable to do so. The portfolio may not achieve its stated asset mix goal.

* * *

Investors Should Retain this Supplement for Future Reference

July 23, 2018